Nature and Continuance of Operations	12 Months Ended
Apr. 30, 2012
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Nature and Continuance of Operations

1.	Nature and Continuance of Operations

Reg Technologies Inc. (“Reg Tech” or the “Company”) is a development stage company in the business of developing and commercially exploiting an improved axial vane type rotary engine known as the Rand CamTM/Direct Charge Engine and other RandCamTM / RadMax® applications, such as compressors and pumps (the “Technology”). The worldwide marketing and intellectual rights, other than in the U.S., are held by the Company, which as at April 30, 2012 owns 3.38 million shares of REGI U.S, Inc. (“REGI”) (a U.S. public company) representing a 11.74% interest in REGI. REGI owns the U.S, marketing and intellectual rights. The Company and REGI have a project cost sharing agreement whereby these companies each fund 50% of the development of the Technology.

On July 6, 2010, Reg Tech incorporated a wholly owned subsidiary Minewest Silver and Gold Inc. (“Minewest”) under the laws of British Columbia. Pursuant to a Plan of Arrangement with Minewest, Reg Tech signed an asset transfer agreement (the “Transfer Agreement”) on August 5, 2010 with Minewest to transfer Reg Tech’s undivided 45% interest in mineral claims in the Liard Mining Division, located in northern British Columbia (the “Silverknife Claims”) to Minewest for consideration of cash payment of $25,000 and issuance of 8,000,000 common shares of the Company.

Effective November 17, 2011 Reg Tech obtained court approval for the Plan of Arrangement. On December 14, 2011, Reg Tech declared Minewest shares as dividend for Reg Tech shareholders on the record date of December 21, 2011, whereby one Minewest shares is distributed for seven Reg Tech shares. As a result of the dividend declaration, the Company expects to retain approximately 3,287,737 shares of Minewest.

In a development stage company, management devotes most of its activities to establishing a new business. Planned principal activities have not yet produced any revenues and the Company has incurred recurring operating losses as is normal in development stage companies. The Company has accumulated losses of $22,015,992 since inception. These factors raise substantial doubt about the Company’s ability to continue as a going-concern. The ability of the Company to emerge from the development stage with respect to its planned principal business activity is dependent upon its successful efforts to raise additional equity financing, receive funding from affiliates and controlling shareholders, and develop a market for its products.

Management is aware that material uncertainties exist, related to current economic conditions, which could adversely affect the Company’s ability to continue to finance its activities. The Company receives interim support from affiliated companies and plans to raise additional capital through debt and/or equity financings. There continues to be insufficient funds to provide adequate working capital to fund ongoing operations for the next twelve months. The Company may also raise additional funds though the exercise of warrants and stock options.

There is no certainty that the Company’s efforts to raise additional capital will be successful. These financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue in normal operations.